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                                  EXHIBIT 10.10

                                    AGREEMENT
                                    ---------


     AGREEMENT made this ____ day of January, 1996 between VIVRA RENAL CARE, INC. ("VIVRA"), a Nevada corporation with offices at 2 Mareblu, Aliso Viejo, CA 92656 and BELLCO DRUG CORP. ("BELLCO "), a New York corporation with offices at 101 East Hoffman Ave., Lindenhurst, NY 11757 and METRO HEALTH CORP. ("METRO HEALTH"), a New York Corporation with offices at 180 Route 109, West Babylon, NY 11703 (BELLCO and METRO HEALTH sometimes collectively referred to herein as "SUPPLIER").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, SUPPLIER is in the business of providing pharmaceutical and related supplies and products to kidney dialysis centers and end users; and

     WHEREAS, VIVRA owns and operates kidney dialysis units throughout the United States, and

     WHEREAS, SUPPLIER desires to be the primary supplier of pharmaceuticals and related supplies to VIVRA, and VIVRA desires to utilize SUPPLIER as its primary supplier of pharmaceuticals and related supplies,

     NOW, THEREFORE, in consideration of the premises above recited and the mutual covenants and obligations hereinafter contained, the parties agree as follow:

     1. TERM OF AGREEMENT.
        -----------------

     The term of this Agreement shall be for three (3) years commencing February 1, 1996 (the "Commencement Date"), provided, however, that either party may at any time terminate the Agreement upon one hundred twenty days (120) advance written notice to the other party. Provided the Agreement is not sooner terminated, upon expiration of the three (3) year term this Agreement shall automatically renew for successive one (1) year periods thereafter.

     2. PRICING.
        -------

     All products sold to VIVRA will be invoiced at the prices determined in accordance with the terms of this Agreement. SUPPLIER agrees that the pricing shall be ********** to any other individual kidney dialysis unit which is not part of a group of kidney dialysis units or to any other company that owns and operates a group of kidney dialysis units wherein that number of units is less than the number of units operated by VIVRA. When VIVRA is eligible for contract pricing either under a group contract or individual contract for the same product, SUPPLIER will automatically ********** and which SUPPLIER can access. All contract pricing is contingent upon VIVRA becoming a member of any groups suggested by SUPPLIER and maintaining its membership in good standing with such groups during the term of this Agreement.

     (a) Dialysis Purchasing Alliance (DPA) contract pricing. VIVRA agrees to promptly submit all necessary enrollment forms in order to become eligible to participate in DPA. Membership in DPA will be at ********** to VIVRA for the term of this Agreement. DPA contract products will be billed at a contract price that will be attached to this Agreement as Schedule A and which will be updated from time to time. The term of the individual contracts that comprise the DPA buying group and continued eligibility is subject to each participating manufacturer's policy.


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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.


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     (b) Direct pharmaceutical contract pricing. Any pharmaceutical or prescription drug product contract that VIVRA negotiates directly with a manufacturer and which SUPPLIER is permitted by manufacturer to utilize on VIVRA's behalf will be billed at the contract price **********. Unless otherwise negotiated on a product by product basis, SUPPLIER **********.

     (c) Non-contract pharmaceutical products. Pharmaceutical products that are not available to VIVRA under any pricing contracts will be billed at SUPPLIER's **********. SUPPLIER **********.

     (d) Non-contract medical/surgical products. Medical/surgical products will be quoted on a product by product basis.

     (e) Epogen pricing. Epogen shall be sold to VIVRA at SUPPLIER's Net Cost specified below. For purposes of this Agreement, Net cost is defined as SUPPLIER's wholesale acquisition cost of Epogen from the manufacturer less cash discounts and service fees offered by the manufacturer. The price to be paid by VIVRA for shipments of Epogen will vary depending upon the discounts and service fees available to SUPPLIER from the manufacturer, which discounts and fees are determined in the manufacturer's sole and absolute discretion, and are specifically related to VIVRA's purchases of Epogen from SUPPLIER. Such discounts and fees may also be related to matters which are beyond the control of SUPPLIER including, without limitation, agreements between VIVRA and the manufacturer of Epogen to which SUPPLIER is not a party. Pricing is also dependent upon the ********** chosen by VIVRA. As of the date hereof SUPPLIER anticipates that the manufacturer will offer to SUPPLIER ********** and **********, for a total discount of ********** from SUPPLIER's wholesale acquisition cost of Epogen for sale to VIVRA. VIVRA acknowledges and agrees that such discounts and service fees can be revised by the manufacturer from time to time and that SUPPLIER's wholesale acquisition cost and the Net cost to VIVRA shall vary accordingly.

          (i) For the initial ********** of this Agreement Epogen will be billed at SUPPLIER's ********** as defined above plus a mark up of $********** per ********** units of Epogen based upon compliance with the payment and terms contained in paragraph 5, sub-paragraph (a) below entitled Phase One Payment Terms.

          (ii) At any time after the initial ********** of this Agreement, upon 30 days advance written notice, VIVRA may elect for Epogen to be billed at SUPPLIER's ********** as defined above plus a mark up of $********** per ********** units of Epogen based upon compliance with the payment and terms contained in paragraph 5, sub-paragraph (b) below entitled Phase Two Payment Terms.

          (iii) At any time after the initial ********** of this Agreement, upon 30 days advance written notice, VIVRA may elect for Epogen to be billed at SUPPLIER's ********** as defined above plus a mark up of $********** per ********** units of Epogen based upon compliance with the payment and terms contained in paragraph 5, subparagraph (c) below entitled Phase Three Payment Terms - Pre Pay Option.

     The discount offered to SUPPLIER by manufacturer for the sale of Epogen to VIVRA is subject to change, from time to time, at the sole discretion of manufacturer. Immediately upon SUPPLIER's receipt of notice of any discounting change from the manufacturer, SUPPLIER will forward a copy of same to VIVRA and immediately recompute its ********** in determining the price to be billed to VIVRA for all orders of Epogen. In the event the discount and service fees available to SUPPLIER are more favorable than those referenced above (**********) the mark up to be charged by SUPPLIER shall be subject to upward revision solely by mutual agreement of the parties.

     3. INVOICING.
        ---------

     (a) SUPPLIER will provide a corresponding invoice and packing slip packed inside all product shipments SUPPLIER delivers to the kidney dialysis units. Invoices or copies of same will be in a format ready for standard fax transmission. Additionally, SUPPLIER will provide via overnight delivery a statement of invoices to VIVRA each Tuesday representing invoices from shipments made by SUPPLIER for the preceding Monday through Friday less any applicable credits issued by SUPPLIER and accepted by VIVRA during the applicable period.



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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.

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     (b) VIVRA and any kidney dialysis unit receiving product from SUPPLIER will forward written correspondence and copies of any shipping claims or disputed invoice(s) to SUPPLIER within 5 business days of receipt of a corresponding invoice related to a disputed order. Once SUPPLIER receives written correspondence regarding any disputed invoice(s), said disputed invoice(s) will not be subject to finance charges specified in paragraph 6 below, but will be required to be resolved and reconciled by both parties within 20 business days.

     (c) Returns of any products shipped to VIVRA by SUPPLIER shall be made in accordance with SUPPLIER's return policy, as amended from time to time. A copy of SUPPLIER's return policy in effect on the date hereof has been provided to VIVRA by SUPPLIER, and VIVRA acknowledges receipt of same.

     4. PAYMENT.
        -------

     Payments will be made to SUPPLIER via federal funds wire transfer from VIVRA's account to a designated BELLCO bank account. Where the payment due date falls on a holiday or weekend the payment is due on the next business day.

     5. TERMS.
        -----

     (a) Phase One Payment Terms:

     Invoices dated Monday through Friday for any given week will be payable via federal funds wire transfer to a designated BELLCO account within ********** from the Wednesday of such week. Therefore, starting the ********** of this Agreement and assuming VIVRA places at least **********, VIVRA will make a payment every **********.

     (b) Phase Two Payment Terms:

     Invoices dated Monday through Friday for any given week will be payable via federal funds wire transfer to a designated BELLCO account within ********** from the Wednesday of such week. Therefore, assuming VIVRA places at least **********, VIVRA will make a payment every **********.

     (c) Phase Three Payment Terms - **********:

     Every ********** VIVRA will ********** via federal funds wire transfer to a designated BELLCO account for ********** Monday through Friday. The ********** will be an amount equal to ********** from the previous month. Any ********** balance will be reconciled by the ********** of the following month wherein SUPPLIER will ********** VIVRA and VIVRA will make ********** to SUPPLIER for ********** from the previous month, or SUPPLIER will issue ********** VIVRA for ********** from the previous month.

          (i) In the event VIVRA chooses Phase Three Payment Terms, SUPPLIER will provide copies of the quarterly financial reports which BELLCO is required to supply to the financial institution which provides BELLCO with its operating line of credit. Such reports will be provided to VIVRA concurrently with their submission to said financial institution. All such financial reports provided to VIVRA will be deemed confidential information and VIVRA agrees to execute a separate confidentiality agreement acceptable to BELLCO in its sole and absolute discretion relating to such confidential information.

     6. LATE PAYMENT CHARGE.
        -------------------

     VIVRA will be subject to charges for late payments at a rate of 12% per annum (but in no event more than the maximum rate permitted by law). When calculating the monthly charge for late payment, all non disputed invoices are deemed due for payment


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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.

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     ********** days from invoice date for Phase One Payment Terms, and
********** days from invoice date for Phase Two Payment Terms. The calculation to determine the charge for late payment is as follows:

     When the total amount of invoices paid late, weighted by the days paid late, exceeds the total amount of invoices paid early, weighted by the days paid early, the difference will be subject to charges at a rate of 12% per annum (but in no event more than the maximum rate permitted by law.)

     SUPPLIER will create a summary of late charges and a corresponding invoice for late charges for a given month and deliver same via overnight delivery to VIVRA by the 10th of the following month. The invoice for late charges will be payable by the 24th of such month that summary and invoice late charges is received by VIVRA.

     7. DELIVERY.
        --------

     All Epogen orders only will be shipped via overnight delivery. Next day delivery for Epogen is available only for orders transmitted to and received by SUPPLIER no later than 4:00 p.m. Eastern Standard Time, Monday through Thursday. Orders for other products will be shipped F.O.B. destination via overland delivery with all packing, shipping, and delivery charges borne by SUPPLIER. The pricing of Epogen is contingent upon the understanding that SUPPLIER will bear full cost of shipment of Epogen to VIVRA or any kidney dialysis unit operated by it an average of 1.5 times per month per kidney dialysis unit. For example, based on VIVRA operating 200 kidney dialysis units, SUPPLIER shall bear the overnight delivery charges for 300 overnight deliveries of Epogen per month. In the event shipments of Epogen are required to be made by SUPPLIER to VIVRA or the kidney dialysis units more than an average of 1.5 times per month, VIVRA will be obligated to pay a delivery surcharge at a rate of **********, per shipment for each delivery in excess of 1.5 shipments per month per kidney dialysis unit. Monthly, SUPPLIER shall prepare a statement detailing any excess overnight delivery charges incurred by it for the shipment of Epogen in excess of 1.5 shipments per unit per month for the preceding month. VIVRA shall pay such amounts within thirty days of receipt of such statement from SUPPLIER. Not withstanding the foregoing, SUPPLIER shall bear all overnight delivery costs for all Epogen orders transmitted to and received by SUPPLIER prior to **********, 1996.

     8. VOLUME REQUIREMENTS.
        -------------------

     In order for VIVRA to continue to receive the pricing terms contained in paragraph 2 above, effective no later than three months from the Commencement Date VIVRA shall order and purchase from SUPPLIER an amount of products equal to not less than $********** of product per month based on the pricing terms set forth in this Agreement. If VIVRA does not reach this monthly minimum for **********, SUPPLIER reserves the right to adjust upward the pricing contained in paragraph 2 above. If, solely due to SUPPLIER's fault, SUPPLIER is unable to provide Epogen to VIVRA for five or more consecutive business days, the monthly minimum stated above will be reduced by the dollar amount of Epogen orders transmitted to, received and unfilled by SUPPLIER during the period of time SUPPLIER is unable to provide Epogen.

     9. AUTOMATED ORDERING SYSTEM.
        -------------------------

     (a) It is agreed that as soon as practicable after the Commencement Date and finalization of Schedule B (referred to below) SUPPLIER will provide at no cost to VIVRA an electronic ordering System (the "System"). The System will facilitate the electronic transmission of purchasing, inventory, and receiving data over standard phone lines from VIVRA's individual kidney dialysis units to a personal computer-based System (the "Base") at a VIVRA designated centralized location. The Base will receive this data and then have the capability to review, edit, print, and transmit this data in batch to SUPPLIER for order processing. Additionally, the System will be capable of transmitting inventory counts from the kidney dialysis units to the Base. Finally, the Base will be capable of exporting data received and accumulated in its database to a predefined DOS-based file.


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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.


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     (b) The System will include the following:

          - Hand-held scanning and order entry device for all current and future VIVRA kidney dialysis units to which SUPPLIER ships pharmaceuticals and related supplies.

          - Personal computer hardware at the centralized location chosen by VIVRA to accept transmissions and manage data from the kidney dialysis units.

          - Application software to allow VIVRA to perform above specified functionality.

     (c) The System will be developed based upon a written specification that VIVRA & SUPPLIER will mutually develop and attach to and make part of this Agreement as Schedule B.

     (d) During the term of this Agreement SUPPLIER shall maintain the System in working order in accordance with the specifications contained in Schedule B at the centralized location chosen by VIVRA and at the kidney dialysis units, provided however, that SUPPLIER shall not be responsible for maintenance or repair caused by the substantial negligence of VIVRA, its agents or employees. If the centralized location is changed by VIVRA during the term of this Agreement or if VIVRA desires any upgrades, modifications, or peripherals, the cost for same shall be at VIVRA's expense, except for modifications necessary for the System to operate in compliance with Schedule B. All upgrades, enhancements, and modifications shall be the property of SUPPLIER, provided, however, that VIVRA shall be granted a non-exclusive, perpetual and royalty-free license to use any such upgrades, enhancements, or modifications.

     (e) Upon expiration of the term of this Agreement, VIVRA shall own the hardware comprising the System. Upon expiration of the term of this Agreement VIVRA shall have the right and is hereby granted a license to continue to use the software comprising the System as set forth in Schedule B, provided VIVRA is not in default of this Agreement. Upon payment of the annual license fee, SUPPLIER will license said software to VIVRA for an amount not to exceed $**********, per year. Upon VIVRA's written notice of intent to continue to use the software comprising the System as set forth in Schedule B sent to SUPPLIER by VIVRA, an invoice for the annual license fee will be mailed to VIVRA with said invoice payable within thirty days of invoice date. Annual renewals of the license to use the software specified in Schedule B shall be at a cost not to exceed $**********.

     (f) It is understood and agreed that SUPPLIER is making a significant financial investment to develop, provide, and support the System. If this Agreement is terminated by VIVRA for any reason other than as specified below after 120 days from the Commencement Date but prior to the expiration of the three year term, VIVRA will be responsible to purchase all hardware and peripherals, and to reimburse SUPPLIER for the System's software development costs. If this Agreement is terminated by VIVRA for any reason other than as specified below after 120 days from the Commencement Date but prior to the expiration of the three year term, VIVRA will either return all software and documentation constituting the System and all copies thereof within 30 days of such termination, or continue to use the software comprising the System as set forth in Schedule B at a licensing fee schedule to be determined. The price VIVRA will pay for the hardware constituting the System and the System's software development costs will be calculated at SUPPLIER's invoiced acquisition cost less straight line depreciation pro-rated on a three year basis. Software development costs shall only include costs incurred by SUPPLIER after February 1, 1996 for developing the System for VIVRA. It is further agreed that such invoiced acquisition cost will not exceed $**********, and shall be paid within 30 days of SUPPLIER's invoice date. In the event VIVRA terminates this Agreement solely because the System fails to perform in accordance with Schedule B, VIVRA shall have no obligation to reimburse SUPPLIER for any acquisition or development costs, shall return the hardware, software and documentation (and all copies thereof) within 30 days of such termination, and all licenses granted hereunder shall terminate.

     (g) The System will be managed by a designated employee of SUPPLIER (such employee hereinafter referred to as the "Project Manager"). The Project Manager will be the contact person for designated VIVRA staff relating to all operational aspects of the System, including finalization of Schedule B, implementation and training, and post-installation technical and application support.



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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.


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     (h) Exclusively relating to the implementation, training, and post-installation technical and application support of the System, SUPPLIER will provide reasonable consultation via telephone at no charge to the designated VIVRA personnel. Additionally SUPPLIER will provide up to three (3) consecutive days of on-site training at the VIVRA designated location which is the site of the Base, with such training and travel related to same at no cost to VIVRA. If VIVRA elects to request more than three (3) consecutive days on-site training at the site of the Base, or if VIVRA requests SUPPLIER to perform any form of on-site training for VIVRA's individual kidney dialysis units, SUPPLIER agrees to provide, for a fee, the services of the Project Manager and/or other qualified training staff. SUPPLIER will invoice VIVRA for such services at a rate of $30 per man hour, with such $30 per hour applicable to travel time. If VIVRA elects to utilize such services, VIVRA agrees to reimburse SUPPLIER for all related round trip travel, ground transportation, hotel, and meal expenses, and to pay such invoices within 30 days.

     10. CONSULTATION SERVICES.
         ---------------------

     At VIVRA's request and for a fee, SUPPLIER agrees to provide VIVRA technical or application consultation services to integrate the System referenced in paragraph 9 to VIVRA's current or future hardware or software platforms. Any enhancements, modifications, or customization of the software constituting the System shall be performed by SUPPLIER at an agreed upon fee plus reimbursement of all out of pocket expenses incurred by SUPPLIER. Consultation services will also be provided by SUPPLIER to assist VIVRA in the analysis and/or implementation of future business software applications and/or hardware platforms on the same fee basis as enhancements, modifications, or customization. SUPPLIER will invoice VIVRA for such consultation services at a rate to be negotiated on a project by project basis. If VIVRA elects to utilize such consultation services, VIVRA agrees to reimburse SUPPLIER for all related round trip travel, ground transportation, hotel, and meal expense, and to pay such invoices within 30 days.

     11. NOTICES.
         -------

     Any notices which is desired or required to be given hereunder shall be deemed to be sufficiently given if personally delivered or sent by certified mail and addressed as follows :

If to VIVRA:

     VIVRA RENAL CARE, INC.
     115 Columbia
     Aliso Viejo, CA 92656

If to BELLCO:

     BELLCO DRUG CORP.
     101 East Hoffman Avenue
     Lindenhurst, NY 11757

If to METRO HEALTH:

     METRO HEALTH CORP.
     180 Route 109
     West Babylon, NY 11703



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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.


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     12. SEVERABILITY.
         ------------

     If any one or more of the provisions contained herein shall be held for any reason to be invalid, illegal or unenforceable in any respect, such provision shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     13. BINDING EFFECT.
         --------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that this Agreement may not be assigned by either party without the prior written consent of the other.

     14. ENTIRE AGREEMENT.
         ----------------

     This Agreement contains the entire understanding and agreement between the parties concerning the subject matter hereof, and all other prior written and oral agreements, understandings or arrangements are merged herein. No amendment or modification hereof shall be binding upon either party unless in writing signed by the party to be charged therewith.

     15. MISCELLANEOUS.
         -------------

     SUPPLIER shall submit to VIVRA information concerning any material litigation instituted against SUPPLIER. All such information provided to VIVRA will be deemed confidential information and VIVRA agrees to execute a separate confidentiality agreement acceptable to BELLCO in its sole and absolute discretion relating to such confidential information.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

                                          VIVRA INCORPORATED


                                          By:_____________________________



                                          BELLCO DRUG CORP.


                                          By:_____________________________



                                          METRO HEALTH CORP.


                                          By:______________________________




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Portions of the Exhibit have been omitted pursuant to a request for Confidential
Treatment and have been filed separately with the Commission.

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